INTANGIBLE ASSETS	12 Months Ended
Nov. 30, 2020
Intangible assets and goodwill [abstract]
INTANGIBLE ASSETS [Text Block]

5. INTANGIBLE ASSETS

The Company's intangible assets were composed of the assets acquired from the business acquisition of Plymouth Rock USA (Note 13). The Company is in the process of developing and commercializing the following intangible assets: (1) A Millimeter Remote Imaging from Airborne Drone ("Drone X1 System"); (2) A compact microwave radar system for scanning shoe's ("Shoe-Scanner"); and (3) Wi-Fi radar techniques for threat detection screening in Wi-Fi enabled zones in buildings and places, such as airports, shopping malls, schools and sports venues ("Wi-Ti"). These assets can remotely detect, locate and identify the presence of threats.

	Drone X1 System	Shoe- Scanner	Wi-Ti	Total
Balance at November 30, 2018	$868,547	$—	$372,234	$1,240,781
Additions	—	30,000	—	30,000
Impairment	(900,260)	(29,592)	(385,826)	(1,315,678)
Foreign currency translation adjustment	31,713	(408)	13,592	44,897
Balance at November 30, 2019 and 2020	$—	$—	$—	$—

For impairment testing purposes, the Company identified that each intangible asset is a separate cash- generating unit ("CGU'). Management was unable to project cash flows that could be generated from each of the CGUs, and consequently an impairment loss to write-down the carrying amounts to $nil was recognized during the year ended November 30, 2019.

During the year ended November 30, 2020, research and development costs of $386,044 (2019 - $399,720) were expensed as management was unable to demonstrate the future economic benefits to be generated from the utilization of the assets.